UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2017
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 975-4321
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On October 19, 2017, CBS Corporation (“CBS”) launched an offer to exchange its shares of CBS Radio Inc. common stock for shares of outstanding CBS Class B common stock validly tendered and accepted by CBS (the “Exchange Offer”) in connection with CBS Radio Inc.’s prospectus filed with the Securities and Exchange Commission on October 19, 2017. Holders of CBS Class A common stock may participate in the Exchange Offer by converting or conditionally converting their CBS Class A common stock into CBS Class B common stock. On October 19, 2017, CBS Corporation (“CBS”) sent a notice to its directors and executive officers (the “Notice”) informing them of certain trading restrictions, as described below, beginning on November 10, 2017, at 1:00 p.m. Eastern Time, and expected to end during the week of December 3, 2017 (the “Blackout Period”).
In connection with the Exchange Offer, eligible participants in the CBS 401(k) Plan and CBS Radio 401(k) Plan who choose to participate in the Exchange Offer (“Offer Participants”) will not be able to effect transactions with respect to their Plan’s CBS Class A common stock and/or CBS Class B common stock funds during the Blackout Period. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR (Blackout Trading Restriction), during the Blackout Period, CBS’ directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring shares of CBS Class A common stock, CBS Class B common stock and derivative securities acquired in connection with their service or employment as a director or an executive officer of CBS, subject to certain exceptions. At this time, CBS does not know the final number of Offer Participants. Depending on the number of Offer Participants, the trading restrictions for CBS’ directors and executive officers may be shortened and they will be notified accordingly. The directors and executive officers will be notified of any changes to the dates of the Blackout Period, including if the Blackout Period is shortened or extended, and when the Blackout Period ends.
These trading restrictions do not prohibit CBS’ directors and executive officers from participating in the Exchange Offer.
Inquiries concerning the Notice or the Blackout Period, including the beginning and ending dates of the trading restrictions (and for a period of two years after the ending date of the Blackout Period), may be directed without charge to:
CBS Corporation
51 W. 52nd Street
New York, New York 10019
Attention: Jonathan Anschell, Senior Vice President, Deputy General Counsel and
Secretary; and/or Stephen Mirante, Executive Vice President, Human Resources
Telephone number: 212-975-4321

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the Notice.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Notice, dated October 19, 2017, provided to directors and executive officers of CBS Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence P. Tu
	Name:	Lawrence P. Tu
	Title:	Senior Executive Vice President and Chief Legal Officer

Date: October 19, 2017